EXHIBIT 99.12

Program: Washington Mutual Bank sponsor of prior securitized pools of fixed rate residential mortgage loans for which Washington Mutual Mortgage Securities Corp. or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitized Pool:	WAMU 04-S3		WAMU 04-S2		WAMU 04-S1		WAMU 03-S13		WAMU 03-S12		WAMU 03-S11		WAMU 03-S9		WAMU 03-S10		WAMU 03-S8		WAMU 03-S7		WAMU 03-S6		WAMU 03-S5		WAMU 03-S4		WAMU 03-S3		WAMU 03-S2		WAMU 03-S1		WAMU 02-S8		WAMU 02-S7		WAMU 02-S6		WAMU 02-S5		WAMU 02-S3		WAMU 02-S2		WAMU 02-S1		WAMU 01-S11		WAMU 01-S10		WAMU 01-S9		WAMU 01-S8
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 06/24/2004)		(Pool Cut-off Date: 05/26/2004)		(Pool Cut-off Date: 02/24/2004)		(Pool Cut-off Date: 11/24/2003)		(Pool Cut-off Date: 10/28/2003)		(Pool Cut-off Date: 10/24/2003)		(Pool Cut-off Date: 09/23/2003)		(Pool Cut-off Date: 09/23/2003)		(Pool Cut-off Date: 08/22/2003)		(Pool Cut-off Date: 07/23/2003)		(Pool Cut-off Date: 06/27/2003)		(Pool Cut-off Date: 05/23/2003)		(Pool Cut-off Date: 05/23/2003)		(Pool Cut-off Date: 04/26/2003)		(Pool Cut-off Date: 03/26/2003)		(Pool Cut-off Date: 02/25/2003)		(Pool Cut-off Date: 12/20/2002)		(Pool Cut-off Date: 10/28/2002)		(Pool Cut-off Date: 09/25/2002)		(Pool Cut-off Date: 07/26/2002)		(Pool Cut-off Date: 05/24/2002)		(Pool Cut-off Date: 02/27/2002)		(Pool Cut-off Date: 01/25/2002)		(Pool Cut-off Date: 11/27/2001)		(Pool Cut-off Date: 10/25/2001)		(Pool Cut-off Date: 08/29/2001)		(Pool Cut-off Date: 07/30/2001)

Number of Mortgage Loans	1,180		798		768		954		801		2,923		732		1,779		1,304		801		1,346		1,756		2,799		1,675		725		975		3,055		2,202		1,416		1,201		2,000		1,637		1,398		1,875		1,237		1,838		2,781
Aggregate Principal Balance	$595,181,706.50		$400,039,601.32		$375,385,346.35		$480,254,633.88		$407,086,252.65		$1,419,849,766.69		$350,189,168.18		$905,110,838.58		$663,565,676.14		$404,229,896.80		$668,109,543.72		$850,272,703.17		$1,338,476,210.04		$803,075,320.74		$353,153,506.22		$448,438,551.99		$1,459,129,033.63		$1,036,548,974.27		$649,434,677.67		$565,981,443.43		$935,526,459.61		$749,810,864.76		$634,874,065.42		$768,516,187.39		$523,321,520.34		$755,114,461.99		$1,142,373,262.30
Approximate Weighted Average Mortage Interest Rate	5.71%		5.71%		6.03%		5.58%		5.05%		5.74%		5.64%		4.98%		5.06%		5.25%		5.36%		5.83%		5.93%		5.95%		5.62%		6.23%		6.08%		6.45%		6.70%		6.96%		6.97%		6.70%		6.82%		7.22%		7.33%		7.38%		7.30%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	2	0.21%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	24	1.81%	10	1.20%	2	0.31%	215	22.76%	469	58.16%	29	1.05%	15	2.03%	1,226	67.55%	698	52.75%	161	20.04%	118	8.65%	26	1.64%	23	0.80%	8	0.57%	11	1.40%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	2	0.14%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
5.001 - 6.000%	1,074	91.33%	746	93.96%	418	54.97%	542	57.31%	319	40.44%	2,496	85.19%	663	90.66%	548	32.14%	604	47.13%	638	79.76%	1,225	91.07%	1,391	78.95%	1,837	66.63%	1,041	61.56%	692	95.54%	250	25.75%	1,466	48.95%	320	14.98%	16	1.24%	13	1.02%	14	0.78%	101	6.26%	20	1.59%	1	0.05%	4	0.35%	0	0.00%	0	0.00%
6.001 - 7.000%	82	6.86%	42	4.84%	344	44.19%	196	19.86%	11	1.19%	384	13.34%	54	7.32%	5	0.31%	2	0.12%	2	0.21%	3	0.29%	338	19.31%	891	30.96%	626	37.87%	22	3.05%	721	73.90%	1,585	50.92%	1,823	82.68%	1,334	94.37%	736	61.22%	1,157	58.32%	1,271	78.31%	1,121	80.15%	578	31.06%	257	21.37%	296	16.09%	669	24.56%
7.001 - 8.000%	0	0.00%	0	0.00%	4	0.53%	1	0.08%	0	0.00%	14	0.42%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.10%	47	1.59%	0	0.00%	0	0.00%	4	0.36%	3	0.09%	58	2.30%	66	4.40%	450	37.62%	819	40.40%	264	15.38%	254	18.05%	1,277	67.92%	965	77.46%	1,516	82.73%	2,001	72.47%
8.001 - 9.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.02%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.03%	0	0.00%	2	0.13%	8	0.36%	1	0.05%	3	0.21%	19	0.97%	10	0.68%	26	1.19%	108	2.90%
9.001 or Greater	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.14%	0	0.00%	3	0.07%

Approximate Weighted Average Original Term (in months)	357.81		358.08		358.94		257.02		179.6		357.99		357.89		179.8		179.62		179.71		179.64		320.55		297.22		322.6		179.94		357.4		273.95		302.62		359.12		319.63		312.02		276.49		324.87		359.21		325.95		359.24		328.42
Approximate Weighted Average Remaining Term (in months)	355.98		357.14		357.71		256.17		178.78		356.68		356.66		179.08		178.65		178.73		178.55		319.89		292.75		321.51		178.18		356.23		273.13		301.18		357.97		317.64		309.24		274.86		322.86		356.92		323.06		357.65		325.99
Approximate Weighted Average Credit Score (2)	733.73		734.98		725.78		730.52		734.84		733.31		741.59		739.72		738.99		738.8		738.14		734.9		734.82		737.03		736.34		731.54		733.81		733.08		729.35		725.4		724.26		729.01		734.22		719.78		720.4		722.29		730.46
Minimum Credit Score (2)	620		622		620		620		620		620		620		620		620		620		620		620		620		620		620		620		611		620		620		604		576		571		589		561		584		222		541
Maximum Credit Score (2)	830		820		812		815		813		822		822		819		817		821		816		813		819		813		809		813		814		835		822		814		816		819		817		818		816		873		994

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	1,087	92.16%	739	92.95%	713	92.45%	863	90.46%	769	95.75%	2,803	96.12%	695	94.96%	1,717	96.64%	1,254	96.46%	764	95.47%	1,299	96.58%	1,692	96.51%	2,700	96.62%	1,599	95.63%	708	97.87%	940	96.18%	2,870	94.26%	2,045	93.19%	1,329	93.85%	1,105	92.52%	1,882	94.38%	1,559	95.43%	1,320	93.79%	1,756	93.33%	1,157	92.89%	1,706	93.09%	2,435	88.56%
Duplex	7	0.57%	3	0.45%	5	0.74%	2	0.25%	0	0.00%	6	0.19%	2	0.28%	2	0.10%	1	0.06%	0	0.00%	0	0.00%	3	0.22%	0	0.00%	4	0.26%	0	0.00%	1	0.10%	3	0.11%	2	0.08%	4	0.24%	5	0.42%	4	0.17%	3	0.15%	6	0.38%	10	0.53%	6	0.44%	15	0.87%	17	0.44%
Triplex	0	0.00%	0	0.00%	5	0.79%	2	0.34%	0	0.00%	1	0.05%	1	0.17%	1	0.17%	1	0.08%	0	0.00%	0	0.00%	1	0.08%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	3	0.10%	1	0.05%	1	0.08%	2	0.17%	1	0.05%	0	0.00%	0	0.00%	0	0.00%	1	0.09%	0	0.00%	1	0.13%
Fourplex	0	0.00%	0	0.00%	1	0.17%	0	0.00%	0	0.00%	0	0.00%	1	0.21%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.18%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.02%
Townhouse	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	4	0.23%	0	0.00%	1	0.08%	5	0.27%	0	0.00%	10	0.58%	10	0.40%
Condominium	84	7.13%	55	6.48%	43	5.64%	83	8.54%	31	4.09%	109	3.52%	33	4.37%	57	3.02%	46	3.28%	34	4.14%	44	3.22%	60	3.19%	97	3.32%	66	3.72%	17	2.13%	33	3.64%	148	4.55%	77	3.19%	61	4.04%	68	5.23%	86	4.08%	66	3.83%	46	3.09%	79	4.25%	40	3.03%	62	3.18%	122	3.50%
Housing Cooperative	2	0.14%	1	0.12%	1	0.20%	4	0.41%	1	0.16%	4	0.12%	0	0.00%	2	0.08%	2	0.12%	3	0.39%	0	0.00%	0	0.00%	0	0.00%	2	0.13%	0	0.00%	1	0.09%	0	0.00%	5	0.22%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	6	0.20%
Planned Unit Development	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	3	0.20%	0	0.00%	0	0.00%	4	0.27%	0	0.00%	0	0.00%	30	0.95%	72	3.28%	21	1.78%	20	1.49%	23	1.10%	9	0.60%	25	2.65%	25	1.62%	30	3.23%	37	1.90%	180	6.41%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.04%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	3	0.30%	8	0.39%	9	0.34%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	376	30.40%	274	33.18%	353	45.37%	190	19.34%	64	8.08%	790	26.67%	180	24.36%	127	7.32%	111	9.29%	80	10.30%	78	6.14%	246	14.25%	380	13.20%	243	14.10%	34	5.01%	208	21.61%	433	13.92%	539	23.97%	477	32.49%	530	43.31%	520	26.52%	234	13.48%	312	21.45%	814	42.87%	493	40.65%	732	40.09%	1,025	35.34%
Rate/Term Refinance	611	53.92%	374	48.87%	262	34.60%	549	58.35%	611	77.15%	1,668	57.51%	437	60.12%	1,396	78.70%	1,001	76.55%	585	73.48%	1,041	76.72%	1,198	68.22%	1,917	68.54%	1,119	67.22%	541	73.91%	579	59.68%	2,072	68.48%	1,274	59.17%	706	51.45%	450	38.64%	1,072	53.17%	1,071	66.69%	789	56.68%	593	32.38%	426	34.14%	696	38.27%	1,069	39.81%
Cash Out Refinance	193	15.68%	150	17.95%	153	20.03%	215	22.31%	126	14.77%	465	15.81%	115	15.53%	256	13.98%	192	14.16%	136	16.22%	227	17.14%	312	17.53%	502	18.26%	313	18.68%	150	21.08%	188	18.71%	550	17.60%	389	16.86%	233	16.07%	221	18.06%	408	20.31%	332	19.83%	297	21.86%	468	24.75%	318	25.22%	410	21.64%	687	24.85%

Approximate Weighted Average Loan-To-Value Ratio	66.21%		67.24%		69.57%		60.97%		57.00%		66.15%		66.02%		57.05%		57.74%		58.01%		57.56%		63.13%		62.83%		63.22%		57.90%		67.13%		61.85%		64.58%		67.87%		67.77%		65.58%		63.15%		65.91%		71.09%		68.99%		70.55%		69.57%

Series Designation for Prior Securitized Pool	WAMU 04-S3		WAMU 04-S2		WAMU 04-S1		WAMU 03-S13		WAMU 03-S12		WAMU 03-S11		WAMU 03-S9		WAMU 03-S10		WAMU 03-S8		WAMU 03-S7		WAMU 03-S6		WAMU 03-S5		WAMU 03-S4		WAMU 03-S3		WAMU 03-S2		WAMU 03-S1		WAMU 02-S8		WAMU 02-S7		WAMU 02-S6		WAMU 02-S5		WAMU 02-S3		WAMU 02-S2		WAMU 02-S1		WAMU 01-S11		WAMU 01-S10		WAMU 01-S9		WAMU 01-S8
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):	(Pool Cut-off Date: 06/24/2004)		(Pool Cut-off Date: 05/26/2004)		(Pool Cut-off Date: 02/24/2004)		(Pool Cut-off Date: 11/24/2003)		(Pool Cut-off Date: 10/28/2003)		(Pool Cut-off Date: 10/24/2003)		(Pool Cut-off Date: 09/23/2003)		(Pool Cut-off Date: 09/23/2003)		(Pool Cut-off Date: 08/22/2003)		(Pool Cut-off Date: 07/23/2003)		(Pool Cut-off Date: 06/27/2003)		(Pool Cut-off Date: 05/23/2003)		(Pool Cut-off Date: 05/23/2003)		(Pool Cut-off Date: 04/26/2003)		(Pool Cut-off Date: 03/26/2003)		(Pool Cut-off Date: 02/25/2003)		(Pool Cut-off Date: 12/20/2002)		(Pool Cut-off Date: 10/28/2002)		(Pool Cut-off Date: 09/25/2002)		(Pool Cut-off Date: 07/26/2002)		(Pool Cut-off Date: 05/24/2002)		(Pool Cut-off Date: 02/27/2002)		(Pool Cut-off Date: 01/25/2002)		(Pool Cut-off Date: 11/27/2001)		(Pool Cut-off Date: 10/25/2001)		(Pool Cut-off Date: 08/29/2001)		(Pool Cut-off Date: 07/30/2001)

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	2	0.16%	1	0.09%	3	0.48%	0	0.00%	0	0.00%	3	0.09%	0	0.00%	1	0.05%	5	0.38%	1	0.09%	5	0.32%	5	0.27%	6	0.22%	3	0.16%	5	0.55%	2	0.19%	7	0.22%	7	0.27%	3	0.18%	1	0.11%	0	0.00%	1	0.05%	0	0.00%	0	0.00%	1	0.10%	2	0.10%	1	0.03%
Alaska	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	2	0.06%
Arizona	8	0.67%	2	0.23%	12	1.78%	6	0.58%	7	0.77%	29	0.99%	10	1.24%	29	1.68%	19	1.57%	13	1.68%	11	0.87%	16	1.04%	40	1.45%	14	0.81%	9	1.15%	14	1.45%	42	1.40%	22	0.97%	24	1.97%	24	2.02%	43	2.22%	16	0.95%	13	0.90%	29	1.45%	17	1.49%	27	1.44%	51	1.77%
Arkansas	7	0.56%	3	0.41%	5	0.53%	5	0.65%	4	0.42%	6	0.20%	1	0.11%	6	0.28%	6	0.39%	4	0.51%	7	0.42%	4	0.18%	5	0.15%	5	0.26%	3	0.35%	7	0.59%	10	0.28%	7	0.32%	0	0.00%	2	0.17%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	3	0.04%
California	575	49.36%	383	48.77%	313	40.92%	353	39.09%	283	37.41%	1,361	47.33%	407	55.63%	670	38.68%	527	42.05%	295	38.36%	517	39.67%	893	51.85%	1,486	54.18%	997	60.70%	289	40.75%	243	25.60%	1,423	47.64%	1,095	50.16%	789	57.24%	565	48.58%	1,004	50.63%	776	47.90%	702	50.79%	881	48.54%	705	56.50%	1,107	60.63%	1,678	62.24%
Colorado	18	1.60%	10	1.33%	10	1.25%	10	1.12%	11	1.26%	69	2.37%	20	2.62%	34	1.76%	32	2.40%	9	1.10%	33	2.38%	51	2.78%	45	1.47%	37	2.06%	15	2.01%	29	2.91%	86	2.88%	41	1.81%	50	3.44%	25	1.93%	55	2.88%	48	2.69%	42	2.72%	46	2.41%	35	2.70%	62	3.24%	94	3.15%
Connecticut	21	2.11%	18	2.16%	13	1.69%	36	3.59%	20	2.48%	66	2.39%	13	2.01%	41	2.57%	30	2.41%	22	2.96%	28	2.21%	48	2.93%	69	2.47%	25	1.55%	22	3.24%	28	3.05%	69	2.28%	41	2.09%	32	2.13%	31	2.76%	48	2.49%	36	2.40%	11	0.85%	35	1.76%	12	1.01%	30	1.73%	34	1.29%
Delaware	0	0.00%	1	0.12%	0	0.00%	2	0.16%	1	0.16%	0	0.00%	1	0.15%	3	0.15%	3	0.20%	0	0.00%	5	0.30%	6	0.33%	5	0.22%	2	0.10%	1	0.10%	2	0.20%	3	0.09%	3	0.14%	2	0.12%	2	0.15%	4	0.18%	4	0.18%	1	0.08%	1	0.04%	1	0.06%	0	0.00%	4	0.09%
District Of Columbia.	7	0.67%	3	0.36%	5	0.77%	5	0.54%	4	0.64%	13	0.43%	4	0.86%	3	0.13%	3	0.23%	2	0.22%	2	0.11%	5	0.33%	11	0.36%	4	0.21%	1	0.15%	4	0.46%	9	0.31%	5	0.36%	5	0.44%	2	0.19%	3	0.17%	2	0.19%	5	0.38%	0	0.00%	3	0.21%	2	0.11%	1	0.03%
Florida	23	2.05%	20	2.47%	18	2.43%	19	1.94%	19	2.32%	37	1.18%	9	1.21%	45	2.27%	31	2.31%	24	2.90%	35	2.78%	23	1.28%	63	2.36%	28	1.74%	20	2.81%	27	2.42%	81	2.80%	51	2.32%	27	1.83%	26	2.38%	39	1.96%	41	2.34%	21	1.53%	37	1.85%	19	1.60%	24	1.34%	63	1.91%
Georgia	7	0.54%	7	0.76%	9	1.18%	9	1.09%	14	1.53%	36	1.29%	9	1.21%	41	2.39%	17	1.38%	24	3.11%	26	1.85%	25	1.36%	41	1.43%	23	1.27%	8	1.04%	20	1.83%	41	1.26%	30	1.25%	19	1.41%	10	0.83%	21	1.05%	26	1.46%	21	1.38%	29	1.56%	11	0.92%	18	0.99%	22	0.88%
Hawaii	5	0.51%	0	0.00%	2	0.32%	0	0.00%	1	0.13%	4	0.17%	0	0.00%	1	0.07%	0	0.00%	0	0.00%	1	0.09%	0	0.00%	0	0.00%	2	0.13%	18	1.93%	4	0.33%	12	0.34%	7	0.27%	4	0.25%	1	0.05%	2	0.09%	1	0.05%	0	0.00%	1	0.08%	0	0.00%	1	0.04%	4	0.12%
Idaho	1	0.06%	2	0.23%	1	0.14%	1	0.10%	1	0.24%	2	0.05%	0	0.00%	1	0.10%	1	0.06%	2	0.18%	0	0.00%	3	0.20%	5	0.18%	1	0.06%	0	0.00%	1	0.07%	6	0.19%	5	0.23%	0	0.00%	5	0.45%	4	0.17%	0	0.00%	2	0.16%	6	0.26%	1	0.06%	1	0.05%	6	0.17%
Illinois	51	4.26%	53	6.22%	35	4.38%	52	5.09%	78	9.17%	168	5.82%	40	5.55%	157	8.43%	95	7.20%	57	6.41%	96	6.80%	115	6.25%	144	5.05%	106	6.05%	45	6.43%	79	7.84%	181	5.59%	97	4.46%	63	4.15%	69	5.29%	129	6.48%	148	8.60%	102	7.06%	103	5.20%	49	3.86%	80	4.19%	66	2.33%
Indiana	2	0.13%	8	0.88%	3	0.32%	6	0.78%	1	0.10%	8	0.28%	0	0.00%	13	0.66%	5	0.46%	2	0.30%	4	0.30%	5	0.25%	4	0.13%	3	0.18%	4	0.57%	7	0.69%	2	0.06%	8	0.47%	3	0.22%	2	0.14%	14	0.76%	2	0.11%	5	0.34%	4	0.18%	4	0.25%	3	0.18%	8	0.25%
Iowa	2	0.24%	1	0.19%	1	0.10%	2	0.17%	4	0.51%	2	0.09%	3	0.37%	5	0.23%	2	0.13%	2	0.25%	1	0.06%	0	0.00%	1	0.03%	1	0.06%	0	0.00%	2	0.23%	6	0.16%	0	0.00%	0	0.00%	0	0.00%	1	0.05%	1	0.09%	2	0.11%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Kansas	3	0.25%	4	0.47%	3	0.32%	3	0.27%	3	0.43%	10	0.30%	1	0.11%	10	0.62%	21	1.48%	6	0.71%	3	0.25%	4	0.22%	4	0.13%	5	0.25%	2	0.22%	1	0.08%	11	0.34%	6	0.23%	1	0.06%	2	0.14%	0	0.00%	0	0.00%	0	0.00%	2	0.08%	1	0.09%	0	0.00%	3	0.07%
Kentucky	2	0.16%	4	0.41%	3	0.36%	2	0.21%	3	0.34%	3	0.09%	0	0.00%	10	0.54%	12	0.87%	5	0.58%	10	0.67%	3	0.17%	11	0.37%	5	0.30%	9	1.43%	9	0.88%	11	0.38%	6	0.25%	3	0.22%	4	0.25%	7	0.31%	6	0.33%	12	1.04%	9	0.51%	5	0.47%	2	0.17%	10	0.35%
Louisiana	1	0.07%	1	0.13%	3	0.45%	1	0.10%	1	0.17%	1	0.05%	2	0.26%	3	0.15%	2	0.13%	2	0.20%	4	0.26%	5	0.26%	5	0.14%	2	0.09%	2	0.23%	3	0.27%	7	0.19%	5	0.22%	1	0.07%	1	0.06%	3	0.15%	0	0.00%	1	0.05%	1	0.04%	0	0.00%	0	0.00%	1	0.01%
Maine	0	0.00%	2	0.34%	1	0.11%	1	0.08%	0	0.00%	3	0.09%	1	0.12%	0	0.00%	1	0.08%	1	0.10%	0	0.00%	0	0.00%	1	0.02%	2	0.10%	0	0.00%	1	0.09%	0	0.00%	2	0.10%	0	0.00%	2	0.13%	3	0.15%	1	0.05%	2	0.11%	0	0.00%	0	0.00%	1	0.05%	1	0.02%
Maryland	24	1.97%	14	1.58%	19	2.46%	15	1.61%	13	1.33%	55	1.77%	9	1.07%	41	2.29%	20	1.47%	15	1.58%	36	2.53%	35	1.88%	34	1.21%	36	2.15%	25	3.25%	27	2.50%	43	1.32%	27	1.18%	11	0.60%	14	1.14%	20	0.91%	20	1.10%	18	1.18%	21	1.04%	13	0.97%	24	1.26%	53	1.78%
Massachusetts	46	3.62%	36	4.66%	28	3.48%	62	6.22%	61	8.07%	212	7.02%	38	5.19%	87	4.88%	73	5.18%	40	4.82%	60	4.64%	61	3.51%	111	3.91%	31	1.75%	22	3.15%	89	9.45%	114	3.67%	58	2.54%	45	3.14%	67	5.19%	114	5.56%	64	3.67%	41	3.04%	84	4.37%	43	3.47%	58	3.15%	40	1.51%
Michigan	26	2.16%	13	1.71%	11	1.32%	14	1.47%	19	2.52%	32	1.14%	5	0.64%	51	2.97%	46	3.60%	20	2.45%	38	2.82%	23	1.29%	61	2.19%	29	1.68%	17	2.36%	16	1.46%	48	1.49%	45	2.07%	4	0.27%	6	0.49%	21	1.11%	22	1.47%	20	1.50%	23	1.11%	18	1.42%	20	0.94%	29	1.03%
Minnesota	1	0.07%	2	0.27%	6	0.75%	8	0.70%	8	0.86%	16	0.58%	2	0.24%	9	0.49%	4	0.28%	5	0.62%	10	0.67%	9	0.49%	10	0.34%	8	0.43%	5	0.61%	7	0.69%	14	0.43%	7	0.30%	7	0.55%	5	0.39%	14	0.69%	13	0.92%	12	0.91%	12	0.65%	7	0.57%	7	0.39%	8	0.28%
Mississippi	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	3	0.08%	3	0.12%	2	0.17%	0	0.00%	1	0.03%	1	0.04%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Missouri	13	1.20%	8	1.05%	12	1.55%	9	0.90%	16	1.77%	28	1.09%	5	0.89%	27	1.53%	22	1.60%	14	1.64%	34	2.37%	21	1.23%	30	1.11%	9	0.54%	11	1.24%	19	1.88%	35	1.17%	28	1.19%	8	0.51%	4	0.40%	10	0.46%	16	1.15%	13	0.80%	11	0.60%	4	0.29%	11	0.61%	12	0.44%
Montana	1	0.08%	1	0.16%	3	0.43%	4	0.50%	0	0.00%	3	0.11%	1	0.12%	3	0.17%	0	0.00%	0	0.00%	2	0.13%	5	0.31%	3	0.09%	2	0.13%	0	0.00%	1	0.11%	4	0.12%	2	0.08%	0	0.00%	1	0.10%	3	0.13%	0	0.00%	0	0.00%	6	0.33%	1	0.06%	0	0.00%	2	0.05%
Nebraska	3	0.27%	0	0.00%	1	0.19%	2	0.25%	3	0.33%	5	0.17%	3	0.42%	7	0.36%	2	0.14%	4	0.44%	3	0.27%	4	0.24%	7	0.22%	1	0.05%	1	0.13%	8	0.76%	10	0.26%	2	0.07%	0	0.00%	0	0.00%	1	0.03%	2	0.15%	0	0.00%	1	0.05%	0	0.00%	0	0.00%	0	0.00%
Nevada	9	0.74%	8	1.06%	5	0.59%	6	0.73%	2	0.25%	11	0.36%	3	0.37%	13	0.67%	10	0.86%	5	0.60%	9	0.65%	9	0.54%	21	0.70%	8	0.47%	7	1.06%	7	0.72%	21	0.69%	9	0.41%	8	0.47%	15	1.62%	14	0.71%	6	0.35%	15	1.04%	21	1.04%	10	0.84%	19	1.10%	21	0.69%
New Hampshire	3	0.22%	0	0.00%	2	0.25%	3	0.34%	3	0.33%	15	0.47%	2	0.26%	6	0.30%	1	0.06%	2	0.19%	6	0.39%	4	0.22%	7	0.21%	2	0.12%	1	0.12%	7	0.66%	2	0.10%	9	0.36%	2	0.12%	3	0.22%	5	0.24%	5	0.32%	3	0.24%	6	0.28%	2	0.18%	2	0.11%	0	0.00%
New Jersey	38	3.15%	22	2.68%	31	3.90%	48	4.82%	26	3.03%	91	3.01%	11	1.37%	54	2.95%	34	2.35%	34	4.64%	53	3.78%	53	2.88%	62	2.09%	29	1.71%	24	3.34%	40	4.14%	81	2.66%	73	3.26%	41	2.74%	55	4.13%	51	2.41%	35	2.33%	19	1.42%	69	3.49%	37	3.14%	42	2.40%	53	1.98%
New Mexico	0	0.00%	1	0.11%	5	0.66%	0	0.00%	1	0.09%	0	0.00%	0	0.00%	3	0.13%	1	0.07%	0	0.00%	2	0.14%	2	0.09%	1	0.04%	0	0.00%	1	0.13%	0	0.00%	1	0.04%	4	0.14%	0	0.00%	1	0.11%	3	0.15%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	2	0.10%	3	0.08%
New York	117	9.57%	49	6.34%	78	9.92%	124	12.23%	52	6.55%	202	6.63%	66	9.15%	91	5.71%	66	4.98%	52	6.72%	69	5.14%	77	4.52%	107	3.77%	56	3.34%	27	4.33%	80	8.60%	138	4.45%	111	5.16%	75	5.27%	98	8.07%	72	3.29%	35	1.94%	19	1.36%	90	4.60%	34	2.92%	54	2.98%	65	2.30%
North Carolina	7	0.70%	5	0.52%	14	1.64%	16	1.76%	17	2.04%	24	0.77%	3	0.37%	19	1.02%	7	0.53%	12	1.36%	13	1.00%	11	0.58%	14	0.45%	5	0.28%	5	0.59%	16	1.71%	23	0.65%	6	0.23%	0	0.00%	6	0.46%	9	0.47%	15	0.87%	12	0.80%	16	0.83%	12	1.08%	13	0.65%	17	0.51%
North Dakota	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Ohio	3	0.23%	5	0.55%	9	1.03%	9	0.92%	5	0.55%	13	0.47%	4	0.55%	16	0.97%	13	0.95%	8	1.00%	14	1.08%	16	0.86%	13	0.46%	15	0.84%	8	0.99%	11	1.10%	21	0.61%	11	0.49%	6	0.35%	4	0.36%	21	1.05%	16	1.04%	20	1.39%	9	0.55%	10	0.79%	3	0.13%	15	0.48%
Oklahoma	0	0.00%	1	0.11%	0	0.00%	3	0.32%	1	0.19%	2	0.05%	0	0.00%	0	0.00%	1	0.11%	0	0.00%	7	0.52%	1	0.05%	3	0.11%	1	0.05%	3	0.29%	0	0.00%	4	0.13%	0	0.00%	0	0.00%	1	0.08%	1	0.04%	1	0.06%	3	0.26%	0	0.00%	0	0.00%	2	0.08%	3	0.09%
Oregon	9	0.73%	3	0.38%	7	1.09%	18	1.69%	8	0.95%	23	0.82%	6	0.77%	18	0.97%	15	1.07%	11	1.28%	12	0.96%	19	0.98%	41	1.35%	10	0.69%	12	1.62%	11	1.25%	45	1.40%	28	1.16%	17	1.21%	18	1.35%	15	0.80%	18	1.23%	30	2.19%	41	1.93%	10	0.71%	23	1.22%	46	1.58%
Pennsylvania	18	1.52%	6	0.75%	12	1.61%	18	1.88%	15	1.78%	33	1.11%	5	0.67%	25	1.32%	19	1.39%	13	1.60%	23	1.55%	11	0.60%	31	1.02%	18	1.15%	11	1.62%	18	2.08%	30	1.02%	22	1.00%	14	0.87%	10	0.81%	36	1.77%	37	2.26%	23	1.67%	29	1.63%	24	2.16%	23	1.37%	32	1.08%
Rhode Island	3	0.24%	4	0.45%	3	0.36%	4	0.43%	2	0.24%	6	0.19%	0	0.00%	3	0.16%	0	0.00%	1	0.19%	2	0.17%	0	0.00%	2	0.06%	0	0.00%	2	0.25%	1	0.08%	4	0.13%	3	0.10%	1	0.07%	5	0.39%	4	0.22%	1	0.04%	2	0.15%	6	0.31%	1	0.09%	3	0.11%	2	0.05%
South Carolina	4	0.45%	2	0.21%	2	0.25%	3	0.43%	4	0.52%	9	0.34%	2	0.24%	8	0.47%	4	0.34%	7	0.76%	6	0.62%	8	0.46%	10	0.35%	2	0.20%	4	0.73%	9	0.92%	18	0.59%	11	0.63%	2	0.15%	6	0.54%	7	0.31%	9	0.56%	8	0.56%	10	0.57%	4	0.29%	6	0.30%	10	0.30%
South Dakota	1	0.06%	0	0.00%	1	0.10%	0	0.00%	2	0.19%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.07%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Tennessee	5	0.36%	3	0.34%	4	0.53%	3	0.30%	3	0.37%	7	0.23%	0	0.00%	9	0.44%	7	0.44%	5	0.48%	8	0.54%	6	0.31%	11	0.41%	4	0.21%	8	0.95%	7	0.73%	17	0.55%	11	0.42%	4	0.24%	6	0.54%	11	0.51%	5	0.30%	9	0.56%	4	0.23%	15	1.14%	9	0.50%	15	0.49%
Texas	9	0.59%	8	0.92%	8	1.25%	16	1.56%	21	2.20%	35	1.07%	6	0.71%	53	2.71%	34	2.60%	15	1.78%	35	2.51%	21	1.06%	41	1.39%	21	1.21%	14	1.84%	21	2.16%	77	2.62%	35	1.53%	21	1.38%	9	0.67%	25	1.32%	25	1.60%	25	1.79%	26	1.41%	30	2.65%	26	1.42%	92	3.40%
Utah	5	0.40%	0	0.00%	8	1.20%	5	0.49%	5	0.77%	11	0.44%	1	0.10%	8	0.41%	8	0.59%	7	0.74%	6	0.44%	8	0.44%	5	0.18%	3	0.15%	4	0.51%	6	0.57%	11	0.33%	10	0.44%	2	0.12%	9	0.66%	1	0.04%	3	0.15%	6	0.42%	7	0.39%	1	0.07%	3	0.14%	12	0.45%
Virginia	25	2.07%	24	2.76%	20	2.56%	14	1.32%	19	1.97%	62	1.97%	9	1.05%	44	2.31%	20	1.31%	11	1.23%	25	1.77%	33	1.73%	37	1.20%	28	1.54%	17	2.11%	8	0.73%	32	0.97%	51	2.23%	15	1.08%	9	0.69%	17	0.78%	23	1.41%	26	1.71%	16	0.86%	29	2.16%	29	1.55%	45	1.45%
Vermont	0	0.00%	1	0.11%	0	0.00%	0	0.00%	0	0.00%	3	0.12%	0	0.00%	1	0.05%	1	0.08%	1	0.10%	0	0.00%	2	0.08%	2	0.08%	0	0.00%	0	0.00%	2	0.18%	0	0.00%	1	0.04%	0	0.00%	0	0.00%	1	0.07%	1	0.08%	0	0.00%	4	0.19%	1	0.07%	0	0.00%	0	0.00%
Washington	68	5.60%	53	6.98%	35	4.48%	31	2.96%	35	4.39%	186	6.33%	27	3.87%	100	5.43%	75	5.69%	42	5.32%	73	5.17%	101	5.73%	178	6.31%	80	4.47%	41	5.55%	71	7.40%	241	7.76%	192	8.67%	101	6.69%	69	5.40%	132	6.62%	132	8.18%	123	8.63%	173	9.30%	65	5.40%	96	5.10%	149	5.03%
Wisconsin	6	0.50%	6	0.73%	4	0.85%	5	0.52%	5	0.63%	16	0.48%	3	0.51%	10	0.54%	8	0.51%	5	0.64%	10	0.67%	5	0.23%	10	0.35%	9	0.60%	2	0.26%	9	0.84%	10	0.31%	5	0.25%	4	0.26%	6	0.53%	9	0.44%	23	1.40%	7	0.51%	6	0.27%	2	0.21%	3	0.14%	4	0.14%
West Virginia	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.04%	0	0.00%	1	0.09%	0	0.00%	0	0.00%	0	0.00%	1	0.02%
Wyoming	1	0.10%	0	0.00%	0	0.00%	1	0.10%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	1	0.06%	1	0.15%	1	0.05%	0	0.00%	0	0.00%	3	0.16%	0	0.00%	1	0.09%	1	0.02%	0	0.00%	0	0.00%	0	0.00%	1	0.03%	0	0.00%	1	0.28%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

Notes:

(1) Weighted averages refer to weighted averages by principal balance.

(2) Excludes mortgage loans for which no credit score was available.

(3) Percentage of aggregate pool balance represented by mortgage loans in the specified state.

ex 99.13 * If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, "Gross Loss" means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance (such as primary mortgage insurance or ordinary hazard insurance) available solely for the mortgage loan or the related mortgaged property.

(6) As used in this table, "Aggregate Subsequent Recoveries/Losses" means the aggregate Subsequent Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period, "Subsequent Recoveries" means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and "Subsequent Losses" means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

 (7) As used in this table, "Aggregate Net Losses" means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

(8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross Loss during the specified period. As used in this table, "Net Loss" means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any Subsequent Losses incurred with respect to such mortgage loan during the specified period.

(9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.

(10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

(11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

 (12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date). ex 99.14 Notes: (1) Weighted averages refer to weighted averages by principal balance. (2) Excludes mortgage loans for which no credit score was available. (3) Percentage of aggregate pool balance represented by mortgage loans in the specified state.